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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
              OF CITIZENS, INC. PURSUANT TO 18 U.S.C. SECTION 1350


         I, Jeffrey J. Wood, certify that:

         In connection with the Quarterly Report on Form 10-Q of Citizens, Inc. (the "COMPANY") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Jeffrey J. Wood, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ JEFFREY J. WOOD
                                             ---------------------------------
                                             Name:  Jeffrey J. Wood
                                             Title: Chief Financial Officer
                                             Date:  August 13, 2002
                                                    Secretary/Treasurer and CFO